October 5, 2010

STRATEGIC FUNDS, INC.
- EMERGING MARKETS OPPORTUNITY FUND

Supplement to Prospectus
dated October 1, 2010

     The Fund’s Board of Directors has approved the liquidation of the Fund, effective on or about December 15, 2010 (the “Liquidation Date”). Accordingly, effective following the close of business on October 15, 2010, the Fund will close to new and subsequent investments, except that participants in group retirement plans (and their successor plans) will continue to be able to invest in the Fund, if the Fund was established as an investment option under the plans before October 15, 2010.

     Also, effective following the close of business on October 15, 2010, the contingent deferred sales charge applicable to redemptions of Class C shares and certain Class A shares of the Fund will be waived on any redemption of Fund shares. The Fund’s redemption fee will not be waived.

     Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts (“IRAs”) or Dreyfus-sponsored retirement plans (for investors who do not redeem or exchange Fund shares before the Liquidation Date) will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “Money Market Fund”) to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.

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